UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 24, 2026
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Allegheny Center
Nova Tower 2
Pittsburgh, Pennsylvania 15212
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrant, each whole warrant exercisable to purchase one share of Common Stock at an exercise price of $5.481	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Commercial Officer Transition
On August 24, 2026, Eos Energy Enterprises, Inc. (the "Company") implemented a leadership transition designed to align its commercial operations by bringing sales, business development, government affairs, marketing and communications under a unified commercial organization. In connection with this organizational change, effective August 24, 2026, Michelle Buczkowski, the Company's Chief Administration Officer, was appointed Chief Commercial Officer. The appointment also reflects the Company's succession planning efforts and continued focus on commercial execution.
Nathan Kroeker, the Company's Chief Commercial Officer, will remain with the Company through October 20, 2026 to support an orderly transition and will depart the Company following such transition period. It is currently anticipated that Mr. Kroeker will enter into a separation agreement in connection with his departure, the terms of which have not been finalized as of the date of this filing. If the Company enters into a separation agreement with Mr. Kroeker, the material terms of such separation agreement will be disclosed in an amendment to this report.
In connection with Ms. Buczkowski's appointment as Chief Commercial Officer, the Compensation Committee of the Board of Directors approved modifications to her compensation arrangements, effective August 24, 2026. Ms. Buczkowski's annual base salary was increased from $385,000 to $440,000. In addition, Ms. Buczkowski's target annual short-term incentive opportunity was increased to 100% of her annual base salary. Other than the foregoing changes, her compensation arrangements remain substantially unchanged.
Item 7.01 Regulation FD Disclosure
On August 25, 2026, the Company issued a press release announcing the appointment of Michelle Buczkowski as Chief Commercial Officer and the planned departure of Nathan Kroeker following a transition period. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated August 25, 2026 announcing the appointment of Michelle Buczkowski as Chief Commercial Officer and the planned departure of Nathan Kroeker
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: August 25, 2026	By:	/s/ Alessandro Lagi
		Name:	Alessandro Lagi
		Title:	Chief Financial Officer

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